                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                Amendment No. 2

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): October 12, 2000
                                                  ----------------

                               Fantasticon, Inc.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


            Nevada                       0-19061                 87-0403330
------------------------------         -----------         -------------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
        of incorporation)              File number)         Identification No.)


17117 W. Nine Mile Road, Suite 1515, Southfield, MI                 48075
---------------------------------------------------                 -----
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (248)569-3188
                                                     -------------


                          Santa Maria Resources, Inc.
                 ---------------------------------------------
          Former name or former address, if changed since last report

Item 1.  Changes in Control of Registrant.
         --------------------------------

         See response to Item 2.

Item 2.  Acquisition or Disposition of Properties.
         ----------------------------------------

     On October 12, 2000, Fantasticon.com, Inc., a Nevada corporation (formerly Santa Maria Resources, Inc. ("Santa Maria")) (the "Registrant"), consummated a merger pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 1, 2000 by and among Santa Maria and Fantasticon.com, Inc., a Nevada corporation ("Merger Sub"), and Fantasticon.com, Inc., a Delaware corporation ("Fantasticon.com"), Madman Backstage Productions, Inc., a Michigan corporation ("Madman"), and Impact Interactive, Inc., a Michigan corporation ("Impact"). Pursuant to the Merger Agreement, Fantasticon.com, Madman and Impact merged with and into Merger Sub (the "Merger"), with Merger Sub surviving as the wholly-owned subsidiary of Santa Maria. Pursuant to the Merger Agreement, Santa Maria changed its name to Fantasticon, Inc., and effected a 1:2 reverse split of its outstanding capital stock that became effective October 18, 2000.

     Pursuant to the terms and conditions of the Merger Agreement, all outstanding shares of capital stock of each of Fantasticon.com, Madman and Impact (the "FM&I Capital Stock") were converted into an aggregate of 6.5 million shares (post 1:2 split) of common stock of Registrant. The FM&I Capital Stock was then cancelled. Upon consummation of the Merger, Registrant had 9,500,291 shares outstanding, and is obligated to issue up to an additional 1.5 million shares, plus warrants for up to an additional 500,000 shares, upon consummation of a private placement to be effected in connection with the Merger.

     A copy of the joint press release issued in connection with the closing of the transaction, dated October 18, 2000, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 5.  Other Events.
         ------------

     In connection with the Merger, Santa Maria changed its name to Fantasticon, Inc. pursuant to the Articles of Amendment to the Articles of Incorporation of the Company filed on October 2, 2000 with the Secretary of State of the State of Nevada. Effective October 18, 2000 the trading symbol for Registrant's shares, as quote through the OTC Bulletin Board, was changed to FTST.OB. Effective from October 12, 2000, the Company's principal executive offices are located at 17117
W. Nine Mile Road, Suite 1515, Southfield, MI 48075, and its telephone number is
(248) 569-3188.

     Also in connection with the Merger, the former officers and directors of the Registrant resigned and will be replaced by appointees of Fantasticon.com, Madman and Impact. Henry T. Mayers has been appointed a director of Fantasticon, Inc., and will serve as its President and Chief Executive Officer. The company is currently interviewing candidates for additional board and officer positions and expects to fill at least two additional director positions in the near term.

Item 7.  Financial Statements.
         --------------------

     (a)  Financial Statements of Business Acquired.

     Previously Filed.

     (b)  Pro Forma Financial Information.

     See Index to Financial Statements

     (c)  Exhibits.

          10.1* Agreement and Plan of Merger dated as of September 1, 2000 by and between Santa Maria Resources, Inc., Fantasticon.com, Inc. (Nevada), and Fantasticon.Com, Inc. (Delaware), Madman Backstage Productions, Inc., and Impact Interactive, Inc.

          99.1* Joint Press Release of Fantasticon.com, Inc. and Santa Maria
                Resources, Inc. relating to the consummation of the Merger.
          -----------
          * Previously filed.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amended Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 17, 2001       FANTASTICON, INC.

                              By:  \s\ Henry T. Mayers
                                  -------------------------------------
                                   Name:  Henry T. Mayers
                                   Title:  President and Chief Executive Officer

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

Introduction                                                                 F-1

Unaudited Pro Forma Consolidated Balance Sheet as of
September 30, 2000                                                           F-2

Unaudited Pro Forma Consolidated Statement of Operations for the year ended
September 30, 2000                                                           F-3

Notes to Unaudited Pro Forma Consolidated Financial Statements               F-4

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The merger of Fantasticon, Inc. (formerly Santa Maria Resources, Inc. ("Santa Maria")) ("Fantasticon") with FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive, Inc., ("collectively FantastiCon.com and Affiliates") has been accounted for as a reverse acquisition of Fantasticon by FantastiCon.com and Affiliates. The following unaudited pro forma consolidated financial statements as of September 30, 2000 and for the year ended September 30, 2000 give effect to the merger with FantastiCon.com and Affiliates. The pro forma consolidated financial statements also give effect to the private placement offering initiated by FantastiCon.com and Affiliates in July 2000 and completed in December 2000. The pro forma consolidated balance sheet presents the financial position of Fantasticon as if the merger with FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive Inc. and the private placement offering had occurred on September 30, 2000. The pro forma consolidated statement of operations presents the results of operations of Fantasticon as if the merger with FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive Inc. and the private placement offering had occurred on October 1, 1999. Fantasticon's fiscal year end is September 30 while FantastiCon.com and Affiliates' fiscal year end is December 31. The pro forma consolidated balance sheet as of September 30, 2000 is based upon Fantasticon's (Santa Maria's) historical balance sheet as of September 30, 2000 which has been adjusted for the effects of the merger. The pro forma consolidated statement of operations for the year ended September 30, 2000 is based upon Fantasticon's (Santa Maria's) historical results and the pro forma combined statement of operations for FantastiCon.com and Affiliates for the year ended September 30, 2000.

The pro forma consolidated financial statements include, in management's opinion, all material adjustments necessary to reflect the merger with FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive, Inc. and the private placement offering. The pro forma consolidated financial statements do not represent Fantasticon's (Santa Maria's) actual results of operations, including the merger and the private placement offering, nor do they purport to predict or indicate Fantasticon's financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with Item 1 and
Item 6 of Fantasticon's Form 10-KSB for the year ended September 30, 2000 filed December 29, 2000, Fantasticon's (Santa Maria's) consolidated financial statements and the related notes thereto included in the Form 10-KSB, and FantastiCon.com and Affiliates' combined financial statements and the related notes thereto included in Fantasticon's Form 8-K/A filed December 27, 2000.

                               FantastiCon, Inc.
                       Unaudited Pro Forma Balance Sheet
                              September 30, 2000


                                                                                      Private
                                                                     Merger          Placement
                                                     Historical    Pro Forma         Pro Forma          Pro Forma
                                                    Santa Maria   Adjustments       Adjustments       Balance Sheet
                                                    -----------   -----------       -----------       -------------
ASSETS

Current Assets:
  Cash                                              $         -            129 (2)     470,620 (6)  $ 251,749
                                                                                      (219,000)(7)
  Accounts Receivable - Trade                                 -         56,000 (2)           -         56,000
  Deferred Taxes                                              -          5,700 (2)           -          5,700
                                                    -----------    -----------       ---------      ---------
    Total Current Assets                                      -         61,829         251,620        313,449

Equipment:
  Equipment                                                   -        268,623 (2)           -        268,623
  Less: Accumulated Depreciation                              -       (172,837)(2)           -       (172,837)
                                                    -----------    -----------       ---------      ---------
    Net Equipment                                             -         95,786               -         95,786

Other Assets:
  Prepaids and Other                                          -          7,982 (2)           -          7,982
  Deferred Offering Costs                                     -          5,500 (2)      (5,500)(6)          -

  Mining Claims                                               -              -               -              -
  Accounts Receivable - Officer                               -         89,426 (2)           -         89,426
                                                    -----------    -----------       ---------      ---------
    Total Assets                                    $         -        260,524         246,120      $ 506,644
                                                    ===========                                     =========

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities:
  Payable to Stockholder                            $         -                              -      $       -
  Accounts Payable                                            -        150,520 (3)     (14,100)(7)    136,420
  Current Portion of Capital Lease                            -         27,449 (3)      (9,400)(7)     18,049
  Notes Payable - Current Portion                             -        333,768 (3)     (75,000)(6)    158,768
                                                                                      (100,000)(7)
  Accrued Liabilities                                         -        239,308 (3)    (120,500)(7)    118,808
                                                    -----------    -----------       ---------      ---------
    Total Current Liabilities                                 -        751,044        (319,000)       432,044

Notes Payable - Net of current portion                        -         16,268 (3)                     16,268
Capital Leases - Net of current portion                       -         14,322 (3)                     14,322

Stockholders' Equity:
  Common Stock                                            6,001         13,000 (1)       1,172 (6)     20,173
                                                                         1,103 (3)
                                                                        (1,103)(5)
  Additional Paid in Capital                          2,012,618        (13,000)(1)     563,948 (6)    764,581
                                                                       218,531 (3)
                                                                    (2,018,619)(4)
                                                                         1,103 (5)
  Retained Deficit                                   (1,218,416)      (740,744)(3)           -       (740,744)
                                                                     1,218,416 (4)

  Retained Deficit during the Development Stage        (800,203)       800,203 (4)           -              -
                                                    -----------    -----------       ---------      ---------
    Total Stockholders' Equity                                -       (521,110)        565,120         44,010
                                                    -----------    -----------       ---------      ---------
      Total Liabilities & Stockholders' Equity      $         -        260,524         246,120      $ 506,644
                                                    ===========                                     =========

                                  FantastiCon, Inc.
                  Unaudited Pro Forma Statement of Operations
                            Year Ended September 30, 2000

                                          Actual                                Private
                                  ---------------------------                  Placement
                                  Santa Maria     FantastiCon                  Pro Forma    Pro Forma
                                    (audited)      (unaudited)    Combined     Adjustments    Results
                                  -------------   ------------    ---------    -----------   ---------
Net Revenues                        $       -      $ 217,265     $   217,265             -    $ 217,265
Less Cost of Revenues                       -       (330,598)       (330,598)            -     (330,598)
                                    ---------      ---------     -----------       -------    ---------
Gross profit                                -       (113,333)       (113,333)            -     (113,333)
Selling, General, and
  Administrative Expenses             (24,699)      (224,211)       (248,910)       24,699(8)  (224,211)
                                    ---------      ---------     -----------       -------    ---------
Loss from Operations                  (24,699)      (337,543)       (362,242)       24,699     (337,543)

Other Income (Expense):
   Loss on sale of mining claim      (600,000)             -        (600,000)      600,000(8)         -
   Interest income                          -              -               -             -            -
   Interest expense                         -        (59,657)        (59,657)       15,000(9)   (44,657)
                                    ---------      ---------     -----------       -------    ---------
     Total Other Income (Expense)    (600,000)       (59,657)       (659,657)      615,000      (44,657)
Net Loss before Income Tax
  Provision                          (624,699)      (397,200)     (1,021,899)      639,699     (382,200)
Provision for Income Taxes                  -          4,200           4,200             -        4,200
                                    ---------      ---------     -----------       -------    ---------
Net Loss                            $(624,699)     $(401,400)    $(1,017,700)      639,699    $(378,001)
                                    =========      =========     ===========                  =========
Earnings per Common Share:
Basic and Fully Diluted                 (0.10)                                                    (0.04)

Weighted Average of Common Shares:
Basic and Fully Diluted             6,000,583                                                10,086,411 (10)

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements have been adjusted for the items relating to the merger of FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive, Inc. and the private placement offering as set forth below:


GENERAL

The merger of Fantasticon, Inc. (formerly Santa Maria Resources, Inc. ("Santa Maria")) with FantastiCon.com, Inc., Madman Backstage Productions, Inc., and Impact Interactive, Inc., ("collectively FantastiCon.com and Affiliates") has been accounted for as a reverse acquisition of Fantasticon by FantastiCon.com and Affiliates. The pro forma adjustments included in the pro forma consolidated financial statements to record the merger have been prepared on that basis. As Fantasticon was a shell company prior to the merger, no goodwill has been recorded in connection with the merger transaction.


BALANCE SHEET

(1) To record stock issued on or about the closing of the FantastiCon.com and Affiliates merger (6,500,000 shares at a par value of $0.002 per shares).

(2)  To record assets acquired in the FantastiCon.com and Affiliates merger.

(3) To record liabilities and equity assumed in the FantastiCon.com and Affiliates merger.

(4) To eliminate the historical retained deficit of Fantasticon (formerly Santa Maria).

(5)  To eliminate the historical common stock of FantastiCon.com and Affiliates.

(6) FantastiCom.com and Affiliates' private placement offering consisted of units of common stock and warrants that, upon consummation of the merger, were exchangeable for units in FantastiCon at a price of $4.50 per unit. Each unit consisted of four and one-half shares of common stock and one warrant exercisable for one share of common stock of FantastiCon for a one-year period at $2.50 per share. The private placement offering resulted in the issuance of 586,120 shares of common stock and 130,251 warrants. The proceeds of the private placement offering were $570,620, net of offering costs of approximately $15,500. Included in the offering proceeds are the conversion of a $75,000 note payable issued by FantastiCon.com into common stock and $25,000 of proceeds which had been received by FantastiCon.com prior to September 30, 2000.

(7) To record payment of accounts payable, capital lease obligations, accrued liabilities and notes payable with proceeds from private placement offering.


STATEMENT OF OPERATIONS

(8) To record the elimination of selling general and administrative expenses and loss on sale of mining claims of Santa Maria. As a condition to the merger, Santa Maria had to dispose of its mining claims and satisfy any outstanding liabilities. This occurred prior to September 30, 2000. This adjustment is made to reflect only the pro forma results of operations of FantastiCon.com and Affiliates as the results of operations of Santa Maria relate to a separate business which no longer existed at the date of the merger.

(9) To record reduction of interest expense related to certain borrowings of FantastiCon.com and Affiliates as if they had been repaid on October 1, 1999.

(10) Weighted average shares outstanding assumes 6,500,000 shares of common stock issued in connection with the merger and the 586,120 shares of common stock issued in connection with the private placement were issued and outstanding as of October 1, 1999.

     The following table summarizes the change in shares of common stock outstanding resulting from the merger and private placement:

     Shares of common stock outstanding
     prior to merger and stock split                       6,000,583

     Reduction of shares outstanding as a
     result of 1 for 2 stock split prior to merger        (3,000,293)
                                                          ----------

     Subtotal                                              3,000,291

     Shares of common stock issued in merger               6,500,000

     Shares of common stock issued in private
     placement                                               586,120
                                                          ----------

     Shares of common stock outstanding
     subsequent to merger and private
     placement                                            10,086,411
                                                          ==========